Filed Pursuant to Rules 497(k) and 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA MFS Blue Chip Growth Portfolio

(the “Portfolio”)

Supplement dated December 10, 2021, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2021, as amended and supplemented to date

At a meeting held on December 2, 2021, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved, subject to shareholder approval, a change to the Portfolio’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.” The Trust will call a special meeting of the Portfolio’s shareholders, to be held on or about March 2, 2022, to consider the non-diversification proposal. If the proposal is approved, an updated supplement detailing the change will be filed and mailed to shareholders of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-BCG1.1 (12/21)